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VCANY-1-1200
VCA-1-1200




              MUTUAL FUND PORTFOLIO VARIABLE ANNUITY TRUST
                    SUPPLEMENT DATED APRIL 9, 2001
                  PROSPECTUS DATED DECEMBER 29, 2000


On January 2, 2001, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated merged, creating a new financial services company, J.P. Morgan Chase & Co. As a result of the merger, Chase Vista Funds have been re-named JPMorgan Funds to leverage the strengths of the combined organizations.

THE FOLLOWING SHOULD REPLACE PAGE 37 OF THE PROSPECTUS

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is an indirectly wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

JPMFAM (USA) is entitled to receive an advisory fee that is calculated as a percentage of the average daily net assets of each Portfolio. The annual rates are:

International Equity Portfolio ............... 0.80%
Capital Growth Portfolio ..................... 0.60%
Growth and Income Portfolio .................. 0.60%
Asset Allocation Portfolio ................... 0.55%
U.S. Government Income Portfolio.............. 0.50%
Money Market Portfolio........................ 0.25%

Chase Fleming Asset Management (London) Inc. (CFAM(L)) is the sub-adviser to the International Equity Portfolio. It makes the day to day investment decisions for the portfolio. JPMFAM (USA) pays CFAM (London) a sub-advisory fee for its services. CFAM (London) is an indirectly wholly owned subsidiary of J.P. Morgan Chase. CFAM (L) provides discretionary investment services to institutional clients and is located at Colvie House, 32 Curzon Street London W1Y8AL

THIS FOLLOWING REPLACES THE SECOND PARAGRAPH IN THE "OTHER INFORMATION CONCERNING THE PORTFOLIO" SECTION ON PAGE 41:

J.P. Morgan Fund Distributors, Inc. (JPM) a subsidiary of the Bisys Group, Inc. is the Portfolios' sub-administrator. JPM is unaffiliated with Chase




                                                                    VCA-SUP-401